SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 28, 2004

Date of Report (Date of earliest event reported)

POORE BROTHERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14556	86-0786101
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3500 South La Cometa Drive

Goodyear, Arizona 85338

(Address of principal executive offices) (zip code)

(623) 932-6200

(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure.

(c)          Exhibits

99.1                           Press Release of Poore Brothers, Inc., dated June 28, 2004.

On Monday, June 28, 2004, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing certain changes to its executive management team.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2004	POORE BROTHERS, INC.

	By	/s/ Thomas W. Freeze
Thomas W. Freeze
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 28, 2004